Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
Going Concern
3.	Going Concern:

At December 31, 2025, the Company had a working capital deficit of $15,509 which included an amount of $3,228 relating to pre-collected revenue and is included in Unearned revenue in the accompanying consolidated balance sheets. This amount represents a current liability that does not require future cash settlement. For the year ended December 31, 2025, the Company realized net income of $3,086 and generated cash flow from operations of $26,431. In addition, as of the date of issuance of these financial statements and for the next 12 months, the Company had contractual commitments for the Newbuilding Tankers it had contracted to acquire (see Note 8 and 19) of $4,520, out of which for $3,842 the Company has secured financing for (see Note 8 and 19). Furthermore, the Company has additional contractual obligations to Central Mare as the seller of the Newbuilding Tankers as of the date of issuance of these financial statements amounting to $19,593, up to April 15, 2026, for which under certain circumstances Central Mare can demand the payment of any outstanding installment in the form of newly-issued Series G Preferred Shares (Note 19).

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand and operational cash flow and cash flows from financing activities, including potential equity offerings and hence the Company believes it has the ability to continue as a going concern and finance its obligations as they come due via cash from operations over the next twelve months following the date of the issuance of these financial statements. Consequently, the consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.